P R OP R IE TAR Y AN D C ON FID E N TI A L; N OT FOR D IS TR IB U TION INBRX-106 Investor Overview September 2026

2 This presentation of Inhibrx Biosciences, Inc. (the “Company”) contains forward-looking statements. In some cases, you can identify forward-looking statements by the words “will,” “expect,” “intend,” “plan,” “objective,” “believe,” “estimate,” “potential,” “continue” and “ongoing,” or the negative of these terms, or other comparable terminology intended to identify statements about the future. These statements are based on management’s current beliefs and expectations. These statements include but are not limited to statements regarding the Company’s business strategy, the Company’s plans to develop and commercialize its product candidates, the safety and efficacy of the Company’s product candidates, the Company’s plans and expected timing with respect to clinical trials and regulatory filings and approvals, the potential accelerated approval, potential revenue realization, manufacturing matters, strength of intellectual property protection, and the size and growth potential of the markets for the Company’s product candidates, and any implication that pre-clinical data or preliminary or topline results will be representative of the results of later trials. This information also constitutes forward-looking information and is for illustrative purposes only and should not be relied upon as necessarily being indicative of any future results. These forward-looking statements involve substantial known and unknown business, economic, competitive and other risks, uncertainties and other factors that may cause the Company’s actual results, levels of activity, performance or achievements to be materially different from the information expressed or implied by these forward-looking statements. Additional information regarding the Company’s risks and uncertainties are described from time to time in the “Risk Factors” section of our Securities and Exchange Commission filings, including those described in our Annual Report on Form 10-K as well as our Quarterly Reports on Form 10-Q, and supplemented from time to time by our Current Reports on Form 8-K. The Company may not actually achieve the plans, intentions or expectations disclosed in its forward-looking statements, and you should not place undue reliance on the Company’s forward- looking statements. Actual results or events could differ materially from the plans, intentions and expectations disclosed in the forward-looking statements the Company makes. The forward-looking statements in this presentation represent the Company’s views as of the date of this presentation. The Company anticipates that subsequent events and developments will cause its views to change. However, while the Company may elect to update these forward-looking statements at some point in the future, the Company has no current intention of doing so except to the extent required by applicable law. You should, therefore, not rely on these forward-looking statements as representing the Company’s views as of any date subsequent to the date of this presentation. The investigational product candidates discussed in this presentation have not been approved or licensed by the U.S. Food and Drug Administration or by any other regulatory authority, and they are not commercially available in any market. This presentation also contains estimates and other statistical data made by independent parties and by the Company relating to market size and growth and other data about its industry. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates and there can be no guarantee as to the accuracy or reliability of such assumptions. While the Company believes these third-party sources to be reliable as of the date of this presentation, it has not independently verified, and makes no representation as to the adequacy, fairness, accuracy or completeness of, any information obtained from third-party sources. While the Company believes its own internal research is reliable, such research has not been verified by any independent source. In addition, projections, assumptions, and estimates of the Company’s future performance and the future performance of the markets in which it operates are necessarily subject to a high degree of uncertainty and risk. The Inhibrx logo is a registered trademark of Inhibrx Biosciences, Inc. All third-party trademarks used herein are registered trademarks of their respective owners. Presentation disclaimer

INBRX-106 executive summary

INBRX-106

INBRX-106 is the first clinically active OX40 agonist and T-cell costimulatory therapy

Combination with pembro demonstrates superiority to pembro mono in 1LR/M HNSCC

- ORR: 48.3% vs 26.5%
- Depth of Response
- CR Rate: 13.8% vs 0%
- PFS: 9.6 months vs 4.9 months
- PFS6 Improvement: (72.4% vs. 42.8%)
- These data are supported by superior t-cell proliferation (up to 15-fold increase) and activation (up to 4-fold increase) vs pembrolizumab alone

Potentially practice-changing efficacy profile in HPV+ patients

- ORR: 80% vs 33%
- CR Rate: 30% vs 0%
- PFS Data: NR vs 4.6 months
- PFS6 Rate: 90% vs 33%
- Expansion of Phase 2 to include 50 additional HPV+ patients may serve as potential path to accelerated approval by end of '28/early '29. HPV+ HNSCC is an open $4B+ market

Large expansion opportunity in highly immunogenic tumors

- Bladder, NSCLC, Melanoma, MSI High/TMB High, TNBC present $50B+ commercial opportunity
- Ongoing neoadjuvant lung cancer study serves as proof of concept for broad expandability with pembrolizumab across highly immunogenic tumors

Potential for new paradigm of treatment with cancer vaccines

- Potential $50B+ market
- HPV+ HNSCC data and over 20 years of academic research support the strong mechanistic rationale of INBRX-106 +cancer vaccines (OX40 agonism potency when foreign antigen is presented)

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OX40 agonism enhances anti-tumor T cell activity in combo with PD-1 blockade

INBRX-106

T-cell activation critical steps:

The ignition
Signal 1: TCR tumor antigen recognition

Patients must have an immune response to their tumor(s) for signal 2 and check point inhibition to be impactful

The accelerator
Signal 2: OX40 T-cell co-stimulation

OX40 agonism enhances proliferation, survival and memory formation for tumor specific T-cells

The brake
Check point inhibition

PD-1 signaling (in T-cells) activated via PD-L1 expressed in APCs and tumor cells dampens signal 1 and 2. PD-1 inhibition is necessary to remove this brake

INBRX-106 is designed to:

- Supercharge the immune system against the tumors [1-4]
- Reverse immune suppression [1-4]
- **Complement checkpoint inhibitors** (anti-PD-1/PD-L1), enhancing activity

Optimized T cell activation by OX40 agonism and PD-1 blockade



(Pembro)
anti-PD1
PD-1
PD-L1
T cell
Cancer Cell
OX40
INBRX-106

T cell activation restored/enhanced

Synergistic Tumor destruction via INBRX-106 and Pembro



(Pembro)
anti-PD1
PD-1
PD-L1
T cell
Cancer Cell
OX40
INBRX-106

Dual Immunotherapy:
Releasing the Brakes and Stepping on the Gas

[1] Croft. Ann Rev Immunol 2010. [2] Salek-Ardakani, Curr Imunol Rev 2006. [3] Weinberg, Immunol Rev 2011. [4] Piconese, J Exp Med 2008

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5 INBRX-106 0 500 1000 1500 2000 2500 0.01 1 100 10000 M ea n Va lu e Conc AB (ng/ml) Bivalent OX40 Agonist (Roche Analog) Hexavalent INBRX-106 Underwhelming activity among the 1st generation of bivalent OX40 therapeutics leads to INBRX-106 hexavalent OX40 JITC Providence Publication Hyper- clustering Hexavalent Simultaneously engages multiple OX40s to drive more potent clustering/signaling Receptor hyperclustering enables more efficient co-stimulation of OX40 (key for OX40 low expressing cells such as CD8 + T-cells) Bivalent OX40 Agonists Insufficient T-cell activation Suboptimal target engagement Bivalent IgG formats fail to drive high-order OX40 clustering required for co-stimulatory signaling Weak clustering impairs signaling and stalls proliferation Limitations of bivalent attempts Hexavalent OX40 Agonist Advantages of INBRX-106 format High-order OX40 clustering leads to stronger signal potency IN BR X- 10 6 Bi va le nt AF647 detection OverlayGFP high-order OX40 clustering low-order OX40 clustering *Holay et al. Journal for Immunotherapy of Cancer 2025 High-order OX40 clustering by INBRX-106 Low-order OX40 clustering by bivalent OX40 agonist Next Generation

Initial Study Design of HexAgon: Seamless Phase 2/3 study in 1L R/M HNSCC with PD-L1 CPS ≥20

INBRX-106

Head-to-head study serves as proof of concept, validating INBRX-106

Phase 2, Open label

Key inclusion criteria:

- R/M HNSCC
- PD-L1 CPS ≥20
- HPV status confirmed
- No prior systemic Tx for R/M HNSCC

R 1:1

- **INBRX-106 + Pembro**
- **Pembro**

Primary Criteria:

ORR

Secondary Criteria:

- DOR
- CBR
- PFS_{6m}
- Safety

Phase 3, Double blind

R 1:1

- **INBRX-106 + Pembro**
- **Pembro**

Survival Follow-up

Co-primary endpoint:

PFS and OS

Secondary endpoints:

ORR, DOR, CBR, TTCx, safety, PROs

Original Goals of HexAgon-HN Design

- ❑ - Contribution of components - Randomized add-on (106 + pembro vs pembro) cleanly isolates the benefit added by 106, aligns with regulatory expectations
- ❑ - Seamless Phase 2/3- fastest path to market

Randomization stratified by: *Disease status (locoregional advanced vs metastatic), HPV status (positive vs negative), ECOG PS (0 vs 1). In KEYNOTE-048, pembrolizumab achieved an ORR of 23.3% in the PD-L1 CPS ≥ 20 HNSCC population*

Clinicaltrials.gov (NCT06295731). Protocol version 1.0; January 31, 2024. INBRX-106 to be administered every 3 weeks. Pembro 200 mg to be administered every 3 weeks. 1L, first line; CBR, clinical benefit rate; cORR, confirmed objective response rate; CPS, combined positive score; DOR, duration of response; ECOG PS, Eastern Cooperative Oncology Group performance status; HNSCC, head and neck squamous cell carcinoma; HPV, human papillomavirus; OS, overall survival; PD-L1, programmed cell death 1 ligand 1; pembro, pembrolizumab; PFS, progression-free survival; PFS6mo, progression-free survival rate at 6 months; PRO, patient-reported outcome; R, randomization; R/M, recurrent/metastatic; TTCx, time to chemotherapy; Tx, treatment.

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7 INBRX-106Baseline characteristics Baseline characteristics (randomized population)* 106 + Pembro N=33 Pembro N=35 Total N=68 Median age, y (min, max) 62.0 (35, 80) 66.0 (44, 89) 64.5 (35, 89) Age ≥65y, n (%) 13 (39.4) 21 (60.0) 34 (50.0) Male, n (%) 30 (90.9) 28 (80.0) 58 (85.3) ECOG PS 1, n (%) 17 (51.5) 18 (51.4) 35 (51.5) Distant metastatic disease, n (%) 18 (54.5) 21 (60.0) 39 (57.4) HPV positive, n (%) 10 (30.3) 9 (25.7) 19 (27.9) PD-L1 CPS ≥50, n (%) 24 (72.7) 23 (65.7) 47 (69.1) Prior systemic therapy, n (%)** 21 (63.6) 19 (54.3) 40 (58.8) Arms overall well-balanced *Median follow-up: 8.02 months (INBRX-106 + Pembrolizumab) vs. 6.31 months (Pembrolizumab). ** Systemic therapy received in the curative setting

8 INBRX-106 Most common TRAEs 106+Pembro All 106+Pembro ≥G3 Pembro All Pembro ≥G3 Rash maculo-papular 10 (32.3) 3 (9.7) 4 (11.8) 0 Rash 10 (32.3) 1 (3.2) 0 0 Fatigue 9 (29.0) 1 (3.2) 4 (11.8) 1 (2.9) Diarrhea 9 (29.0) 3 (9.7) 2 (5.9) 0 ALT increased 8 (25.8) 2 (6.5) 3 (8.8) 1 (2.9) AST increased 7 (22.6) 1 (3.2) 3 (8.8) 1 (2.9) Infusion related reactions 7 (22.6) 1 (3.2) 0 0 Safety & tolerability *Safety population = patients who at least received one dose of study treatment **Data comparison of HexAgon to KN-048 is not from head-to-head study; cross-trial comparisons are limited by differences in study designs, populations, regimens and follow-up The most frequent related adverse events are rash, fatigue, and diarrhea which were mostly grade 1 and 2 Overall safety — HexAgon-HN vs published KEYNOTE-048 pembrolizumab-monotherapy arm** Patients with ≥1, n (%) (safety population)* INBRX-106 + Pembro N=31 Pembro (HexAgon) N=34 KN-048 Pembro mono N=300 TEAE, any grade 31 (100) 29 (85.3) 290 (96.7) SAE, any grade 12 (38.7) 12 (35.3) 123 (41.0) Grade ≥3 AE, any/related 18 (58.1) / 15 (48.4) 16 (47.1) / 4 (11.8) 164 (55) Grade 5 AE 0 2 (5.9) 25 (8) Tx discontinuation 11 (35.5) 5 (14.7) 15 (5.0) Most common TRAEs in HexAgon-HN ≥20%

INBRX-106+pembro drives up to 15-fold change in proliferation and up to 4-fold change in activation of T-cells vs. pembro mono

INBRX-106

HexAgon Phase 2 – 1L HNSCC



Proliferation
Activation
CD4+ T cells
CD8+ T cells
Max Fold Change from Baseline – % of Activated Memory Cells
0
5
10
15
20
25
0
1
2
3
4
5
Pembro
INBRX-106 +Pembro

- INBRX-106 is the key driver of T-cell activity in the combination group
- INBRX-106 drives up to 15-fold change increase in proliferation and up to 4-fold change increase in activation of T-cells
- Clear validation of INBRX-106 as a potent T-cell co-activator

Data cutoff date: April 2, 2026. RP2D (recommended phase 2 dose) for combination is 0.1 mpk of INBRX-106. Data is representative of Hexagon U.S. cohorts only (9 Pembro and 13 Combo patients). Data represented as Mean ±SEM.

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10 INBRX-106Primary endpoint: Addition of INBRX-106 to pembro improves cORR Best % change in target lesion sum of diameters from baseline, RECIST v1.1. cORR = confirmed CR/PR on 2 consecutive occasions ≥4 weeks apart. Data from ongoing DB - CCOD 19 Aug 2026 * Evaluable population = Patients who have at least one post-baseline scan or have died or progressed INBRX-106 + Pembrolizumab Pembrolizumab ★ ★ ★ ★ ★ ★ ★ ★ ★ ★ ★ ★ ★ ★ ★ -100 -80 -60 -40 -20 0 20 40 ★ ★ ★ ★ ★ ★ ★ ★ -100 -80 -60 -40 -20 0 20 40 ■ CR ■ PR ■ SD ■ PD ★ Ongoing, progression-free 48.3% cORR — INBRX-106 + Pembro (n=29*) 95% CI 29.4–67.5 26.5% cORR — Pembro (n=34*) 95% CI 12.9–44.4 Δ +21.8 points Difference in cORR favoring INBRX-106 + Pembro

11 INBRX-106INBRX-106 improves overall durability & PFS across all patients *Median PFS still maturing; CCOD 19 Aug 2026 Bars show months of PFS follow-up, ranked longest to shortest, colored by best overall response. Data from ongoing DB - CCOD 19 Aug 2026. Note: Survival estimates are calculated using the Kaplan-Meier method. INBRX-106 + Pembrolizumab Pembrolizumab ■ CR ■ PR ■ SD ■ PD ★ Ongoing, progression-free 72.4% PFS at 6 months — INBRX-106 + Pembro 42.8% PFS at 6 months — Pembrolizumab ★ ★ ★ ★ ★ ★ ★ ★ ★ ★ ★ ★ ★ ★ ★ 0 2 4 6 8 10 12 14 16 18 20 ★ ★ ★ ★ ★ ★ ★ ★ 0 2 4 6 8 10 12 14 16 18 20 9.6 mo* Median PFS 4.9 mo Median PFS

12 INBRX-106Improved response & duration observed in HPV-negative patients *Median PFS still maturing; CCOD 19 Aug 2026. Note: Survival estimates are calculated using the Kaplan-Meier method. INBRX-106 + Pembrolizumab, HPV-negative Pembrolizumab, HPV-negative ■ CR ■ PR ■ SD ■ PD ★ Ongoing, progression-free 7.5 mo* Median PFS 5.1 mo Median PFS 63.2% PFS at 6 months, HPV-negative 31.6% cORR, HPV-negative (n=19) 46.8% PFS at 6 months, HPV-negative 24.0% cORR, HPV-negative (n=25) ★ ★ ★ ★ ★ ★ ★ 0 2 4 6 8 10 12 14 16 18 20 ★ ★ ★ ★ ★ 0 2 4 6 8 10 12 14 16 18 20

13 INBRX-106Increased benefit was observed in HPV+ patients Best % change in target lesion sum of diameters from baseline INBRX-106 + Pembrolizumab, HPV+ Pembrolizumab, HPV+ ■ CR ■ PR ■ SD ■ PD ★ Ongoing, progression-free 80.0% cORR, HPV+ INBRX-106 + pembro (n=10) 95% CI 44.4–97.5 33.3% cORR, HPV+ Pembrolizumab (n=9) 95% CI 7.5–70.1 Δ +46.7 points Difference in cORR, HPV+ INBRX-106+pembro vs. pembro mono 95% CI –2.7, 80.3 ★ ★ ★ ★ ★ ★ ★ ★ -110 -90 -70 -50 -30 -10 10 30 50 ★ ★ ★ -100 -80 -60 -40 -20 0 20 40

14 INBRX-106 ★ ★ ★ ★ ★ ★ ★ ★ 0 2 4 6 8 10 12 14 16 18 20 ★ ★ ★ 0 2 4 6 8 10 12 14 16 18 20 Enhanced durability & PFS observed in HPV+ patients *Median PFS still maturing; CCOD 19 Aug 2026. Bars show months of PFS follow-up, ranked longest to shortest, colored by best overall response. Data from ongoing DB - CCOD 19 Aug 2026. Note: Survival estimates are calculated using the Kaplan-Meier method. INBRX-106 + Pembrolizumab Pembrolizumab ■ CR ■ PR ■ SD ■ PD ★ Ongoing, progression-free 90% PFS at 6 months, HPV+ INBRX-106 + Pembro 33% PFS at 6 months, HPV+ Pembrolizumab Not reached* Median PFS 4.6 mo Median PFS

The HPV+ signal is what the INBRX-106 mechanism predicts

INBRX-106

Compelling Clinical Activity

80% vs 33%	90% vs 33%
cORR, HPV+ (106+Pembro vs Pembro)	PFS6, HPV+ (106+Pembro vs Pembro)

Up to a 15-fold increase in peripheral CD8⁺/CD4⁺ T-cell proliferation and up to a 4-fold increase in activation (HexAgon-HN, interim Ph2) over ~2-fold pembrolizumab alone.

- HPV-driven tumors express viral E6/E7 neoantigens; these are foreign, high-quality targets that OX40 co-stimulation (INBRX-106's MoA) amplifies.
- The enhanced results observed in HPV+ HNSCC are consistent with the expected underlying biology.

Sound, mechanistic rationale

Foreign viral antigen (E6/E7) driving a strong Signal 1, activated by OX40 co-stimulation on antigen-experienced T-cells

High unmet need

Attractive commercial opportunity: Potentially first dedicated HPV+ approval, differentiated from EGFR bispecifics (active mainly in HPV negative)

Potential for fast revenue realization

Profound response-rate difference supports a potentially accelerated path to market

Opportunity to own HPV+ market

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Expansion of Phase 2 HexAgon-HN with potential for an accelerated path to market in HPV+

INBRX-106

The new study amendment adds an additional 50 HPV+ patients to the existing HexAgon design

Phase 2 (additional 50 HPV+)
Open label

Key inclusion criteria:
R/M HNSCC
HPV+ OPSCC
PD-L1 CPS≥1

R 1:1 → INBRX-106 + Pembro / Pembro

Phase 3 (n=TBD)
Double blind, seamless

R 1:1 → INBRX-106 + Pembro / Pembro

Opens the door to possibilities for accelerated development

Potential for breakthrough therapy designation

Potential, based on preliminary signal magnitude in a serious, unmet-need indication

Potential for accelerated approval

Potential accelerated path by end of 2028/ early 2029 based on ORR as a surrogate likely to predict long-term clinical benefit (PFS & OS), and established precedent with petosemtamab and ficerafusp alfa

Phase 3: confirmatory

Already part of the seamless design: serves as the confirmatory study for full approval

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Set to pursue a breakthrough pathway in 1L R/M HPV+ CPS ≥1 HNSCC

~$4B+ U.S. market opportunity including stage I-III setting

INBRX-106

Rapidly Growing Market

↑ 2.6%

US Annual Growth in HPV+

~30,000

2029 US Incidence (De Novo Stage I-IV + Recurrent) HPV+ HNSCC Patients in the US

US Epidemiology Estimates

~8,000 Stage I-III Surgical	~16,000 Stage I-III Non-Surgical	~6,000 1L R/M

Valuation Drivers

High morbidities in current therapies	Clinicians actively seeking de-escalation therapy in HPV+. Significant radiation- and surgery-related morbidities — e.g., impaired speech, feeding tube
High share; higher systemic usage	Significant unmet need for a therapy specifically studied in the HPV+ population; where current EGFR bi-specifics do not perform well
Premium pricing	Ground-breaking results and limited patient population would provide opportunity for premium pricing. Premium priced therapies currently on guidelines
Long duration	High response rate, and deep and durable responses on INBRX-106 point to longer duration on therapy

US Sales Potential

~$1B	~$2B	~$1B

Source: SEER Explorer, CDC, Clarivate Disease Landscape Report

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INBRX-106: multiple attractive expansion opportunities

INBRX-106

Increased opportunity for OX40 agonism due to increased ongoing antigen-driven T-Cell stimulation

	Highly Immunogenic Tumors	Virally Antigen-Driven	Individualized Neoantigen Cancer Vaccines
	• NSCLC • Melanoma • Renal Cell Carcinoma • TNBC • Bladder • MSI-H / dMMR • TMB-High	• HPV+ H&N • HPV+ beyond H&N (e.g., Anus/ Rectum, Cervix, Vagina, Vulva, Penis) • Non-HPV, commonly reported virally-linked cancers: EBV, HBV, HCB, HTL1-1, HHV-8	**Major Ph 2/3 programs:** • Moderna/Merck: (V940): Melanoma, NMIBC, NSCLC • BioNTech/Genentech (Autogene Cevumeran): CRC, PDAC
WW Market Opportunity:	$50 B+[1]	$15 B+[2]	$50 B+[3]
Ongoing studies & development plan	Ongoing clinical trial in peri-operative NSCLC and IST in peri-operative TNBC serves as fast proof of concept for broad expandability to other immunogenic tumors	Expand Phase 2 portion of HexAgon-HN trial to increase HPV+ patients for potential accelerated approval	Seek potential combinations with individualized neoantigen cancer vaccines

Highest impact expected in early stage disease

Source: 1. Evaluate estimates for PD-1s projected to 2031 based on 2025-2027 growth rates (market size independent of biosimilar entry). 2. Virally antigen estimated based at 3x HPV based on topline epidemiology from CDC or IARC (de Martel) projected WW. 3. Company estimate, full impact of V940 data release 8/19/26 not yet propagated through reports.

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Highly immunogenic tumors, peri-operative NSCLC expansion: pCR is a fast, validated readout of long-term benefit

INBRX-106

- Pathologic complete response (pCR) at surgery:
  - Available in months, not years
  - Highly correlated with improved survival and can generate a second, independent proof-of-activity signal well ahead of any survival endpoint
- pCR in peri-operative NSCLC opens a multibillion-dollar market opportunity and will serve as proof of concept for expandability to other highly immunogenic tumors, broadening the platform thesis beyond HNSCC

KEYNOTE-671

0.58
Event-free survival HR
(95% CI 0.46–0.72)[1]

18.1%
Pathologic complete response
Pembro+chemo

Neoadjuvant study – Ongoing Ph1/2 study expected to read-out by mid-2027

Participants (N~40)
Stage II–IIIB NSCLC,
ECOG 0–1,
surgical candidates

›

Neoadjuvant (4 cycles)
Platin doublet
+ pembro
+ INBRX-106

›

Surgery

›

Adjuvant (13 cycles)
Pembro
+ INBRX-106

Primary endpoints
+ pCR
+ Safety

1. Wakelee et al., KEYNOTE-671, N Engl J Med 2023

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INBRX-106 HPV+ ORR data and 20+ years of academic research[1] support synergy of OX40 agonism and potential vaccine effectiveness

INBRX-106


Signal 1
Vaccines provide tumor-driven antigens that T-Cells recognize
Signal 2
Anti-Tumor OX40 +T-cell is highly responsive to OX40 agonism
+
INBRX-106 Hexavalent agonist antibody ± anti-PD-1 checkpoint release
OX40 T-cell co-activation
Stronger CD4 Th1 / effector-memory responses
Stronger CD8 effector-memory responses
Germinal Center
T_{fh}-B cell help
Improved antibody response
Enhanced anti-tumor activity

- Extensive preclinical evidence: OX40 agonism enhances vaccine efficacy/anti-tumor activity
- INBRX-106 HPV^{+} **HNSCC** high ORR validates that OX40 co-stimulation amplifies immunity response to APC-presented antigen
- **mRNA vaccine recreates HPV+ like tumor antigenicity by design**

1. Appendix includes a curated set of 18 high impact publications

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Combinability may enable INBRX-106 to capitalize on recent breakthrough of individualized neoantigen cancer vaccines

INBRX-106

IPV* Clinical validation

Moderna's V940 (intismeran autogene) + pembrolizumab has established clinical validation in adjuvant melanoma

Phase 2

0.51	0.38
RFS hazard ratio	DMFS hazard ratio

- Favorable exploratory OS trend
- Phase 3 positive top-line readout created $25B+ market value overnight

INBRX-106 POC validation

In-patient T-cell Co-stim: CD8+ prolif. (fold ↑)

INBRX-106 + pembrolizumab	15×
Pembrolizumab	2×

Clinical PoC: HPV+ OPC — ORR

INBRX-106 + pembrolizumab	~80%
Pembrolizumab	33%

- Chronic MHC-presented HPV antigen sustains an OX40+ T-cell phenotype a personalized vaccine can recreate
- Strong Preclinical Evidence: OX40 agonism-vaccine synergy. Antigen specific T-cell expansion, survival, memory, humoral response

Individualized vaccine
Primes neoantigen-specific T cells

Strategic opportunity

Inhibrx-106 OX40 agonism
Amplifies T-cell antigenic response expansion and durability

Potential best-in-class outcomes

*IPV-Individualized Patient Vaccine

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INBRX-106 conclusion

INBRX-106

INBRX-106 is the first clinically active OX40 agonist and T-cell costimulatory therapy

Combination with pembro demonstrates superiority to pembro mono in 1LR/M HNSCC

- ORR: 48.3% vs 26.5%
- Depth of Response
- CR Rate: 13.8% vs 0%
- PFS: 9.6 months vs 4.9 months
- PFS6 Improvement: (72.4% vs. 42.8%)
- These data are supported by superior t-cell proliferation (up to 15-fold increase) and activation (up to 4-fold increase) vs pembrolizumab alone

Potentially practice-changing efficacy profile in HPV+ patients

- ORR: 80% vs 33%
- CR Rate: 30% vs 0%
- PFS Data: NR vs 4.6 months
- PFS6 Rate: 90% vs 33%
- Expansion of Phase 2 to include 50 additional HPV+ patients may serve as potential path to accelerated approval by end of '28/early '29. HPV+ HNSCC is an open $4B+ market

Large expansion opportunity in highly immunogenic tumors

- Bladder, NSCLC, Melanoma, MSI High/TMB High, TNBC present $50B+ commercial opportunity
- Ongoing neoadjuvant lung cancer study serves as proof of concept for broad expandability with pembrolizumab across highly immunogenic tumors

Potential for new paradigm of treatment with cancer vaccines

- Potential $50B+ market
- HPV+ HNSCC data and over 20 years of academic research support the strong mechanistic rationale of INBRX-106 +cancer vaccines (OX40 agonism potency when foreign antigen is presented)

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P R OP R IE TAR Y AN D C ON FID E N TI A L; N OT FOR D IS TR IB U TION Appendix

OX40 agonism enhances vaccine efficacy: broadly supported in scientific literature for 20+ years

INBRX-106

18 selected preclinical studies spanning protein, DNA/viral-vector, whole-cell and RNA vaccine platforms, plus first-in-human proof of biology

Foundational mechanism & platforms

1. **Gramaglia 2001 · J Immunol · PMID 11739496**
   Soluble antigen vaccine: ~10× antibody titers and durable CD4 memory.
2. **Laderach 2004 · Immunology · PMID 15270726**
   DNA prime / poxvirus boost: higher CD4 responses; +4-1BB further raises CD8.
3. **Ruby 2007 · Eur J Immunol · PMID 17183611**
   Greater CD8 memory survival and recall — durability, not just expansion.
4. **Redmond 2007 · J Immunol · PMID 18025166**
   Restores CD8 effector function and granzyme B after antigen priming.
5. **Sanchez 2012 · PMID 22186790**
   Adenovirus vaccine + OX40: improved protection against viral challenge.
6. **Welten 2017 · PMID 28265272**
   Peptide booster vs MCMV: stronger CD4/CD8 responses; lower viral titers.

Therapeutic cancer vaccines

7. **Murata 2006 · J Immunol · PMID 16393983**
   GM-CSF whole-cell vaccine: overcomes CD8 tolerance to endogenous tumor antigen.
8. **Murphy 2012 · Clin Cancer Res · PMID 22781551**
   Glioma lysate + Fc-OX40L: ~50–100% cures with rechallenge protection.
9. **Murphy / Fecci 2013 · PMID 24293627**
   Same regimen; regression dependent on CD4 T, NK and B cells.
10. **Linch 2016 · PMID 26729864**
    HER2 DC-targeted vaccine + αOX40/αCTLA-4: reverses anergy, improves survival.
11. **Jahan 2018 · Neuro-Oncology · PMID 29016879**
    GVAX + αOX40 in glioma: median survival 22 → 36 days; better CD8:Treg balance.
12. **Jahan 2019 · PMID 31069135**
    GVAX + αPD-1 + αOX40: long-term survival in all treated mice.

Cancer (cont.) & RNA-era platforms

13. **Peng 2019 · Clin Cancer Res · PMID 31371342**
    gp100 peptide / DC vaccination: greater antigen-specific CD8 expansion and memory.
14. **Du 2022 · J Cancer Res Clin Oncol · PMID 35748951**
    Whole-cell vaccine + CpG/αOX40/cGAMP: slower growth, more intratumoral T cells.
15. **Sun 2023 · J Transl Med · PMID 37700338**
    In-situ vaccine (radiation + CpG + OX40): local and abscopal tumor control.
16. **Li 2020 · Vaccines · PMID 32210183**
    Rabies vector expressing OX40L: more Tfh and germinal-center B cells.
17. **Duhen 2022 · Front Immunol · PMID 36238275**
    SARS-CoV-2 protein and saRNA vaccines: higher, longer-lasting antibody and CD4/CD8 responses.
18. **Lu 2025 · JCI Insight · PMID 40178907**
    Zika saRNA + OX40/4-1BB: immunity extended to day 84; lower viral load on delayed challenge.

(19) **HUMAN PROOF OF BIOLOGY** Curti / Weinberg 2013, Cancer Research (first-in-human OX40 agonist study): patients receiving reporter-antigen immunizations showed increased T-cell and B-cell responses to the vaccine antigens — direct clinical evidence that pharmacologic OX40 agonism augments vaccine responses.

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